SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              [X]
Filed by a party other than the Registrant           [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         -------------------------------

                            APPLIED BIOMETRICS, INC.
                (Name of Registrant as Specified In Its Charter)

                         -------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                         -------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

         [LOGO] APPLIED BIOMETRICS



Dear Shareholder,

On behalf of the Board of Directors of Applied Biometrics, Inc., I am pleased to provide you with our 2000 proxy materials and Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held on May 9, 2000 at 3:30 PM at the Marquette Hotel, 701 Marquette Avenue in Minneapolis, Minnesota. For those of you who plan to attend, I look forward to seeing you there, giving you an update on our Company, and answering any questions you may have.

Regarding the enclosed proxy materials, I encourage all shareholders to review the Proxy Statement, fill out the proxy card and return it in the enclosed envelope - even if you plan to attend the Annual Meeting - to ensure that you are represented. Shareholders who attend the Annual Meeting may revoke their proxies in the manner described in the Proxy Statement and vote in person if they so desire.

A couple of words about the proposals that will be presented at the Annual Meeting. The first proposals relate to election of directors and ratification of our public accountants. I encourage you to look at these proposals and vote positively on both of them. The third proposal involves consolidation and extension of our stock option plans. Our primary objective in this proposal is to consolidate the authorized stock options into our most up-to-date stock option plan, the 1998 Stock Plan, and to authorize an additional 750,000 shares for issuance under that plan. This move is critical to our ability to hire and retain the talent we need to meet our business objectives in today's competitive labor markets. I encourage you to vote positively on this proposal as well.

Once again, I encourage all shareholders to be represented at the Annual Meeting, in person or by proxy. Please take a few minutes to the review these proxy materials, fill out the card and send it in. Thank you.

                                        Very truly yours,

                                        /s/ Andrew M. Weiss

                                        Andrew M. Weiss
                                        President & Chief Executive Officer

                            APPLIED BIOMETRICS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2000

                          ----------------------------

         Notice is hereby given that the Annual Meeting of Shareholders of Applied Biometrics, Inc. (the "Company") will be held on May 9, 2000 at the Marquette Hotel, 701 Marquette Avenue, Minneapolis, Minnesota 55402. The meeting will convene at 3:30 p.m. for the following purposes:

         1. To elect four (4) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

         2. To consider and act upon a proposal to amend the Company's 1998 Stock Plan (the "1998 Plan") to (i) increase the number of shares of the Company's common stock, $.01 par value per share ("Common Stock"), specifically reserved for issuance under the 1998 Plan by 750,000 shares, (ii) to additionally increase the number of shares of the Company's Common Stock available for issuance under the 1998 Plan to include the number of shares remaining available under the Company's 1994 and 1996 Stock Plans or later becoming available under the 1994 or 1996 Plans as a result of forfeiture or cancellation,
                  (iii) to include non-employee directors as eligible participants under the 1998 Plan and, (iv) to increase the number of options that may be granted in any one year to any one person under the 1998 Plan from 150,000 to 200,000;

         3. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent public accountants for the Company for the current fiscal year; and

         4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 17, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                For the Board of Directors,

                                /s/ Camille M. Meyer

                                Camille M. Meyer
                                Vice-President, Finance, Chief Financial Officer and Corporate Secretary

Burnsville, Minnesota 55337
March 29, 2000

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD. A POSTAGE-PAID ENVELOPE IS ALSO ENCLOSED FOR THIS PURPOSE. THE PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED OR WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                            APPLIED BIOMETRICS, INC.
                          501 East Highway13, Suite 108
                              Burnsville, MN 55337

                               PROXY STATEMENT FOR
                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                   MAY 9, 2000

                           ---------------------------

                                  INTRODUCTION



         This Proxy Statement is furnished to shareholders of Applied Biometrics, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") to be voted at the Company's 2000 Annual Meeting of Shareholders on May 9, 2000 or any adjournment thereof (the "Annual Meeting").

         A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN THE PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"), will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile or other electronic communication or in person. The Company may reimburse brokerage firms and others for expenses incurred in forwarding proxy materials to beneficial owners of Common Stock.

         Any proxy may be revoked by request in person at the Annual Meeting or by written notice mailed or delivered to the Secretary of the Company at any time before the shares represented by the proxy are voted. If not revoked, proxies will be voted as specified by the shareholders. The shares represented by proxies that are signed, but which lack any such specification will be voted in favor of the election as directors of each of the nominees listed in this Proxy Statement and in favor of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders and described herein.



        THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE
       DIRECTOR NOMINEES NAMED HEREIN AND FOR EACH OF THE OTHER PROPOSALS
            SET FORTH IN THE NOTICE OF MEETING AND DESCRIBED HEREIN.

         The Company expects that this Proxy Statement, the Proxy and Notice of Meeting will first be mailed to shareholders on or about March 29, 2000.

                                VOTING OF SHARES

         The close of business on March 17, 2000 has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. The Company's Common Stock constitutes its only outstanding class of stock. On March 17, 2000 there were 5,354,004 shares of Common Stock issued and outstanding. Each such share is entitled to one vote in person or by proxy on all matters presented to the shareholders at the Annual Meeting, voting together as a single class. Cumulative voting in the election of directors is not permitted.

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

         The election of a nominee for director and the approval of each of the other proposals described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

                              SECURITY OWNERSHIP OF
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT


         The following table sets forth as of February 22, 2000 the number and percentage of outstanding shares of Common Stock beneficially owned by each person who is known to the Company to beneficially own more than five percent (5%) of the Common Stock, by each director and nominee of the Company, by each executive officer named in the Summary Compensation Table below, and by all directors and executive officers of the Company as a group:

--------------------------------------------------------------------------------
                                               NUMBER OF SHARES      PERCENTAGE
                BENEFICIAL OWNER             BENEFICIALLY OWNED(1)  OWNERSHIP(2)
--------------------------------------------------------------------------------
David B. Johnson(3)
c/o Miller, Johnson & Kuehn, Incorporated
Suite 800 - Eighth Floor
5500 Wayzata Boulevard
Minneapolis, MN 55416                                    420,533            7.9%
--------------------------------------------------------------------------------
Aaron Boxer Revocable Trust(4)
c/o Miller, Johnson & Kuehn, Incorporated
Suite 800 - Eighth Floor
5500 Wayzata Boulevard
Minneapolis, MN 55416                                    463,333            8.7%
--------------------------------------------------------------------------------
Andrew M. Weiss(5)                                       338,668            6.0%
--------------------------------------------------------------------------------
Demetre Nicoloff, M.D., Ph.D.                             62,500            1.2%
--------------------------------------------------------------------------------
Jeffrey W. Green(6)                                       60,000            1.1%
--------------------------------------------------------------------------------
Norman Dann(7)                                            25,000              *
--------------------------------------------------------------------------------
All directors, nominees and executive
officers as a group (9 persons)(8)                       715,808           12.1%
--------------------------------------------------------------------------------

* Less than 1%.

-----------------------
(1) Unless otherwise indicated, each person has sole voting and dispositive power over such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.
(2) As of February 22, 2000, there were 5,354,004 shares of Common Stock outstanding.
(3) Based on a Schedule 13G dated February 22, 2000 filed with the Securities and Exchange Commission. Of the 420,533 shares reported, Mr. Johnson has sole voting and dispositive power with respect to 121,633 shares and shares voting and dispositive power with respect to 298,900 shares.
(4) Based on a Schedule 13G dated February 22, 2000 filed with the Securities and Exchange Commission. Of the 463,333 shares reported, the Aaron Boxer Revocable Trust has sole voting and dispositive power with respect to 373,333 shares and shares voting and dispositive power with respect to 90,000 shares.
(5) Includes 336,168 shares issuable under stock options exercisable within sixty (60) days of February 22, 2000.
(6) Includes 40,000 shares held by the Exingent Investments, Limited Partnership, of which Mr. Green is a 90% owner. Mr. Green shares voting and dispositive power with respect to all such shares.
(7) Includes 10,000 shares issuable under stock options exercisable within sixty
(60) days of February 22, 2000.
(8) Includes 568,308 shares issuable under stock options exercisable within sixty (60) days of February 22, 2000.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         The Company's bylaws provide that the Board of Directors shall consist of five or more directors and such number may changed from time to time by the Board. There are currently four persons serving as directors of the Company.

         The Board of Directors has nominated for election the four persons named below to serve as directors until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All nominees are currently directors of the Company and each has consented to being named as a nominee. It is intended that proxies will be voted for such nominees. Each of the nominees was elected at last year's Annual Meeting of Shareholders, except Mr. Dann, who was elected to the Board by the directors in June 1999. The names of the nominees, their principal occupations for at least the past five years, and other information is set forth in the following table:

---------------------- ------------------------------------------------------------------------------------ ---------
                                                                                                            DIRECTOR
    NAME AND AGE                          PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS                        SINCE
---------------------- ------------------------------------------------------------------------------------ ---------
Andrew M. Weiss        Chief  Executive  Officer  and  President  of the  Company  since  March  1,  1999.     1999
(43)                   President  of  INTELLX  of  Boulder,  Colorado  in 1998.  From 1995 to 1998,  Chief
                       Executive  Officer and  President of Vital  Images,  Inc., a provider of diagnostic and surgical  visualization  systems.  In 1994 and 1995,  Vice-President  of Global
                       Sales and Marketing of Marquette Medical Systems,  a  Wisconsin-based  manufacturer of patient monitoring systems.
---------------------- ------------------------------------------------------------------------------------ ---------
Demetre Nicoloff,      Dr. Nicoloff has been a cardiac surgeon for more than 15 years,  and is presently a     1997
M.D., Ph.D.            Senior Partner of Cardiac  Surgical  Associates  with practices at the  Minneapolis
(66)                   Heart  Institute  and the Saint Paul Heart and Lung  Institute.  Dr.  Nicoloff also serves as a director of Optical Sensors, Inc. and Jundt Associates Funds.
---------------------- ------------------------------------------------------------------------------------ ---------
Jeffrey W. Green       Co-founder   and  Chairman  of  the  Board  of  Hutchinson   Technology,   Inc.,  a     1998
(59)                   manufacturer  of disk drive  components.  Mr. Green has been  Chairman of the Board of  Hutchinson  Technology,  Inc.  since  1983 and  served as its  Chief  Executive
                       Officer from January 1983 to May 1996.
---------------------- ------------------------------------------------------------------------------------ ---------
Norman Dann            Mr. Dann has extensive  experience in the medical device industry.  Since 1992, Mr.     1999
(72)                   Dann has been a business consultant  concentrating in the areas of venture capital, strategic  planning,  marketing,  and product  development.  From 1980 to 1992, Mr.
                       Dann served as an  executive  officer of and  consultant  to  Pathfinder  Ventures,
                       Inc., a venture  capital firm  ("Pathfinder"),  and served as a general  partner of three of Pathfinder's  funds and  partnerships.  From 1971 to 1977, Mr. Dann served as Vice  President of Sales and Marketing and Senior Vice  President of Development
                       with  Medtronic,  Inc.,  a leading  manufacturer  of cardiac  pacemakers  and other medical  products.  In 1960,  Mr. Dann  founded The Dann  Company,  an  independent representative  and service  organization for medical products,  which was acquired by  Medtronic,  Inc.  in 1971.  Mr.  Dann also  serves as a  director  of  MinnTech
                       Corporation, Medwave, Inc., and several private companies.
---------------------- ------------------------------------------------------------------------------------ ---------

         The election of each nominee requires the affirmative vote of majority of the shares of the Common Stock present and entitled to vote in person or by proxy for the election of directors at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum to transact business. The Board recommends a vote FOR the election of each of the nominees listed above. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named above. If prior to the Annual Meeting the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

                      OTHER INFORMATION REGARDING THE BOARD

BOARD MEETINGS

         The Board of Directors met, either in person or by telephonic conference, five times during 1999 and took action in writing in lieu of a meeting six times. Each of the directors attended at least 75% of the aggregate of the total number of Board meetings and meetings of Committees on which he served during 1999.

BOARD COMMITTEES

         The Board of Directors has established an Audit Committee and a Compensation Committee.

         The Audit Committee of the Board of Directors, which is currently composed of Messrs. Green and Dann, met once during 1999. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews the scope and results of the audits by, and the recommendations of, the Company's independent auditors and approves services provided by the auditors. The Audit Committee also reviews the audited financial statements of the Company.

         The Compensation Committee of the Board of Directors, which currently consists of Dr. Nicoloff and Messrs. Green and Dann, did not meet separately during 1999, but rather took action on compensatory matters as part of regular Board meetings. The Compensation Committee makes recommendations regarding the employment practices and policies of the Company and the compensation paid to Company officers, and administers the Company's stock plans.

         The Company does not have a Nominating Committee.

DIRECTOR COMPENSATION

         Non-employee directors did not receive cash compensation from the Company for their services as members of the Board of Directors or its Committees during 1999. The Company, in the past, has granted options to non-employee directors that become exercisable in installments over several years. On June 22, 1999, the Company granted options to purchase 30,000 shares to Mr. Dann upon his election to the Board. The options were granted at a price of $4.50, which was equal to fair market value on the date of grant. The options vested as to 10,000 shares on the date of grant and will vest with respect to 10,000 additional shares on the date of the annual shareholders meetings during the two succeeding years at which Mr. Dann is re-elected to the Board of Directors. Non-employee directors are reimbursed for all out-of-pocket expenses that they incur traveling to and from Board meetings.

         In September of 1999, all outstanding options previously awarded to Mr. Green and Dr. Nicoloff were canceled with their approval. The canceled options were at exercise prices deemed to not provide the intended equity participation and compensatory opportunity. In consideration for their prior service on the Board, the Company has subsequently granted to Mr. Green and Dr. Nicoloff stock options under the 1998 Plan in March 2000, subject to shareholder approval of the proposed amendment to that plan at the Annual Meeting. See "New Plan Benefits" below.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the fiscal years ending December 31, 1999, 1998 and 1997, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each person serving as the Company's President and Chief Executive Officer during 1999. None of the Company's other executive officers received more than $100,000 in cash compensation during 1999.


                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------
                                                                            LONG-TERM
                                                                           COMPENSATION
                                              ANNUAL COMPENSATION             AWARDS
                                      -----------------------------------  ------------
                                                                            SECURITIES
    NAME AND PRINCIPAL                 SALARY      BONUS     OTHER ANNUAL   UNDERLYING
         POSITION             YEAR      ($)         ($)      COMPENSATION   OPTIONS(#)
---------------------------------------------------------------------------------------
Andrew M. Weiss(1)            1999    $145,833    $30,000            --        325,000
PRESIDENT AND CHIEF          ----------------------------------------------------------
     EXECUTIVE OFFICER        1998          --         --            --             --
                             ----------------------------------------------------------
                              1997          --         --            --             --
---------------------------------------------------------------------------------------
Joseph A. Marino(2)           1999      39,231         --       $14,827(3)          --
FORMER PRESIDENT AND CHIEF   ----------------------------------------------------------
     EXECUTIVE OFFICER        1998     170,000         --            --        150,000
                             ----------------------------------------------------------
                              1997     170,000         --            --             --
---------------------------------------------------------------------------------------

----------------------
(1) Mr. Weiss was named President and Chief Executive Officer of the Company in March 1999.
(2) Mr. Marino began serving as Chief Executive Officer of the Company on January 1, 1994. Mr. Marino resigned from the Company effective March 1, 1999 following the Company's spin-off of Cardia, Inc. in February 1999.
(3) "Other Annual Compensation" paid to Mr. Marino consists of $8,668 primarily related to a Company-provided vehicle and $6,159 paid by the Company on behalf of Mr. Marino for payroll taxes owed by Mr. Marino in connection with an exercise of stock appreciation rights.

OPTION GRANTS AND EXERCISES

         The following tables summarize individual grants and aggregate exercises of options to purchase shares of Common Stock during fiscal 1999 by each of the executive officers named in the Summary Compensation Table above and the value of the options held by such persons at December 31, 1999.

                       OPTIONS GRANTED IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------------------------
                                         INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE VALUE
                       -------------------------------------------------------    AT ASSUMED ANNUAL RATES
                                       % OF TOTAL                                      OF STOCK PRICE
                         NUMBER OF       OPTION                                   APPRECIATION FOR OPTION
                        SECURITIES     GRANTED TO    EXERCISE                              TERM(1)
                        UNDERLYING     EMPLOYEES     OR BASE                   -----------------------------
                         OPTIONS       IN FISCAL      PRICE       EXPIRATION
        NAME             GRANTED         YEAR         ($/SH)         DATE            5%              10%
------------------------------------------------------------------------------------------------------------
Andrew M. Weiss         250,000(2)      34.3%         $8.000       03/01/09      $1,257,789      $3,187,485
                         75,000(3)      10.3%         $2.656       12/31/04          55,035         121,614
------------------------------------------------------------------------------------------------------------


         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

---------------------------------------------------------------------------------------------------------------
                                              NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                       SHARES                   UNEXERCISED OPTIONS/SARs AT       IN-THE-MONEY OPTIONS/SARs AT
                      ACQUIRED      VALUE                12/31/99                           12/31/99(6)
                    ON EXERCISE   REALIZED    -------------------------------   -------------------------------
     NAME              (#)(4)      ($)(5)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------
Andrew M. Weiss            --           --        158,334           166,666              --                --
---------------------------------------------------------------------------------------------------------------
Joseph A. Marino      119,762     $958,096             --                --              --                --
---------------------------------------------------------------------------------------------------------------

----------------------
(1) Potential realizable value is calculated based on an assumption that the price of the Company's Common Stock will appreciate at the assumed annual rates shown (5% and 10%), compounded annually from the date of grant of the option until the end of the option term. These assumed rates are applied pursuant to the Securities and Exchange Commission rules and therefore are not intended to forecast possible future appreciation, if any, of the Common Stock. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Common Stock, overall market conditions and continued employment of the named executive by the Company. There can be no assurance that the amounts reflected in this table will be realized.
(2) In conjunction with Mr. Weiss' employment, the Company granted to Mr. Weiss an option to purchase 250,000 shares of the Company's Common Stock at the closing market price on the day of grant of $8.00 per share. This option vested as to 1/3 of the shares on the date of grant and will vest in increments of 1/3 of the shares on each of the first two anniversaries of the date of grant.
(3) In December 1999, the Company granted to Mr. Weiss an option to purchase 75,000 shares of the Company's Common Stock at the closing market price on the date of grant at $2.656 per share. This grant was part of a broader grant to all Company employees rewarding the product development progress made during 1999. This option was exercisable in full on the date of grant.
(4) The Company's option plans generally provide that the exercise price of options must be paid in cash, except that the Compensation Committee, in its sole discretion, may allow payment by delivery of shares of Common Stock having an aggregate fair market value equal to the exercise price or may allow the exercise price to be financed by the Company upon such terms and conditions as the Compensation Committee may determine.
(5) Based upon the difference between the fair market value of one share of Common Stock on the date exercised and the exercise price of the options exercised.
(6) Based on the closing market price of $2.656 per share for the Company's common stock on December 31, 1999 on the Nasdaq SmallCap Market, none of the indicated options had value as of December 31, 1999, as the exercise price exceeded the fair market value on that date.

MANAGEMENT AGREEMENTS

         The Company's 1994, 1996 and 1998 Stock Plans, under which Mr. Weiss' option awards have been granted, contain change in control provisions which provide that all outstanding non-exercisable options become exercisable in full, regardless of any remaining vesting provisions associated with such options, for a period specified by the Company, (but not to exceed sixty days) prior to or subsequent to a change in control. As defined in the Stock Plans, a "change in control" means: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity, or (iii) the transfer of substantially all of the assets of the Company or acquisition of beneficial ownership of more than 50% of any class of equity security of the Company. Additionally, the terms of the employment agreement between Mr. Weiss and the Company provide for six months of severance pay to be paid to him in the event the Board of Directors terminates his employment for reasons other than cause or lack of performance.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is currently composed of all three of the Company's outside directors. The Compensation Committee's responsibilities are to review compensation policies and compensation for the Company's executive officers, review plans to provide management continuity, and administer the Company's stock-based compensation plans.

         COMPENSATION PHILOSOPHY

         The philosophy of the Company is to attract and retain qualified executive officers, to align the interests of those executive officers with those of the Company's shareholders, and to encourage the development of a cohesive management team. The Compensation Committee believes that the Company should provide competitive base salaries to attract and retain qualified executive officers, that executive officers be provided with stock ownership opportunities that provide both a performance incentive and align their interests with the Company's shareholders, and that provide incentive compensation, both cash and stock-based, that recognizes individual initiative and achievements and rewards overall Company performance.

         BASE SALARY

         The Compensation Committee's review of the base salary of each of the Company's executive officers is based on a number of factors, including the executive officer's experience and performance, the level of skill and responsibility required, and the relative competitive market value for an individual with similar skills, experience and position responsibility. The Compensation Committee may adjust the base salaries based on company performance and the executive officer's impact thereon, promotion or market factors.

         The Board determined Mr. Weiss's 1999 base salary of $175,000 in conjunction with his acceptance of the position of President and Chief Executive Officer in March 1999. Upon review of the above factors, the Compensation Committee has determined that Mr. Weiss's base salary for 2000 will remain $175,000.

         ANNUAL CASH INCENTIVE BONUS

         Cash incentive bonuses are designed to provide a direct financial incentive to the Company's executive officers for the achievement of Company and individual goals. The Compensation Committee awarded Mr. Weiss a cash incentive bonus of $30,000 for 1999 primarily based on the progress made during the year to complete development of the Company's sole product, the Basis Output Monitoring System, and achievement of other goals including financial, manufacturing capacity, and marketing readiness.

         STOCK-BASED AWARDS

         All of the Company's Stock Plans include the Company's executive officers as eligible participants. The Compensation Committee has adopted the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholder interests. Stock options are generally granted to executive officers at the time they are elected or hired, to reward specific performance, or as an incentive to meet specific Company performance goals. Mr. Weiss received two awards of stock options during 1999. In conjunction with Mr. Weiss's employment with the Company, he was granted an option to purchase 250,000 shares of the company's Common Stock at the closing market price on the date of grant of $8.00 per share, which was vested as to 1/3 of the shares on the date of grant and will vest in increments of 1/3 of the shares on each of the first two anniversaries of the date of grant. This grant was intended to provide Mr. Weiss with a significant equity participation opportunity and compensatory incentive. In December of 1999, the Company granted Mr. Weiss an option to purchase 75,000 shares of the Company's Common Stock at the closing market price on the date of grant of $2.656 as part of a broader grant to all Company employees rewarding the product development progress made during 1999. The options were exercisable in full on the date of grant.

         BOARD ACTION

         All recommendations of the Compensation Committee have been, or are subject to, Board of Director approval.

         SECTION 162(m)

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain compensation paid to each of the executive officer and four other most highly compensated executives of a publicly held corporation to $1,000,000. In fiscal 1999, the Company did not pay "compensation" within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 and does not believe it will do so in the near future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate such a policy if compensation levels ever approach $1 million.

        SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                   NORMAN DANN
                                  JEFFREY GREEN
                          DEMETRE NICOLOFF, M.D., Ph.D.


                              CERTAIN TRANSACTIONS

         David B. Johnson, a beneficial owner of more than 5% of the Company's Common Stock, is a principal shareholder in the firm of Miller, Johnson & Kuehn, Incorporated ("MJK"). MJK acts as the principal market maker for the Common Stock and the Company maintains an investment banking relationship with such firm. During 1999, the Company engaged MJK as its sales agent in connection with a private placement of 815,000 shares of Common Stock. In consideration of MJK's services, the Company paid MJK selling commissions of $122,250, equal to 10% of the aggregate price of the shares of Common Stock sold by MJK in the private placement, and issued MJK ten-year warrants to purchase 40,750 shares of Common Stock at an exercise price of $3.00 per share. Subsequent to the closing of the placement, MJK transferred 1,750 of these warrants to Mr. Johnson. The Company also provided MJK with a non-accountable expense allowance equal to 1% of the aggregate price of the shares sold by MJK, and reimbursed MJK for its legal fees in connection with the placement. From time to time the Company may enter into similar arrangements with MJK regarding private placements, securities offerings or other investment banking activities.

                                PERFORMANCE GRAPH

         The Securities and Exchange Commission (the "SEC") requires that the Company include a line graph presentation comparing cumulative, five-year returns on its Common Stock on an indexed basis with a broad market index and either a published industry or line-of-business index or an index of peer companies selected by the Company. The Company has chosen to use of the Nasdaq Stock Market (U.S. Companies) index as its broad market index and has created a peer index of Nasdaq Surgical, Medical and Dental Instruments and Suppliers stocks which is composed of Nasdaq issuers (U.S. Companies) with a SIC code beginning with the digits 384. The Company has presented a table below that compares the cumulative total return as of the end of each of the Company's last five fiscal years on $100 invested in Common Stock on December 31, 1994, with an identical investment in the Nasdaq Stock Market Index and the Surgical, Medical and Dental Instruments and Suppliers Index for the same period, assuming the reinvestment of all dividends.


        DATE          COMPANY         NASDAQ STOCK MARKET        SIC INDEX

      12/30/94        100.000               100.000               100.000
      12/29/95        178.947               141.335               152.481
      12/31/96        273.684               173.892               142.880
      12/31/97        142.105               213.073               163.047
      12/31/98        173.684               300.248               182.487
      12/31/99         55.921               542.430               220.440

             PROPOSAL TO AMEND THE COMPANY'S 1998 STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

INTRODUCTION

         The Company's 1998 Stock Plan (the "1998 Plan") was first approved by the Board of Directors of the Company in March 1998 and adopted by the Company's shareholders in June 1998. The 1998 Plan was intended to provide a continuing, long-term incentive to selected eligible officers and key employees of the Company and of any subsidiary corporation of the Company, to provide a means of rewarding outstanding performance, and to enable the Company to maintain a competitive position to attract and retain key personnel necessary for continued growth and profitability.

         The 1998 Plan currently provides for awards to eligible participants of: (i) options to purchase Common Stock that qualify as "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"); (ii) options to purchase Common Stock that do not qualify as Incentive Options ("Non-Statutory Options"); (iii) stock appreciation rights ("Stock Appreciation Rights"); (iv) restricted stock awards ("Restricted Stock Awards"); (v) deferred stock awards ("Deferred Stock Awards"); and (vi) other stock-based awards ("Other Awards"). Incentive Options and Non-Statutory Options are referred to as "Options," and Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards and Other Awards are collectively referred to as "Incentive Awards."

         On February 7, 2000, the Board amended the 1998 Plan, subject to shareholder approval, to (1) increase the number of shares of Common Stock specifically reserved for issuance under the 1998 Plan by 750,000, from 500,000 shares to 1,250,000 shares; (2) to increase the number of shares of Common Stock available for issuance under the 1998 Plan to include the number of shares remaining available under the Company's 1994 and 1996 Stock Plans or which later become available under the 1994 and 1996 Plans as a result of forfeiture or cancellation; (3) to include non-employee directors as eligible participants in the 1998 Plan and, (4) to amend the 1998 Plan's provision designed to comply with Section 162(m) of the Internal Revenue Code to increase the number of options that may be granted to any one person in any one year from 150,000 to 200,000. The Company's shareholders are being asked to approve these amendments at the Annual Meeting.

REASONS FOR AMENDMENTS

         The increase in the number of shares of Common Stock available for issuance under the 1998 Plan from 500,000 shares to 1,250,000 shares is necessary to permit the Company to continue the operation of the 1998 Plan for the benefit of new participants, as well as to allow additional awards to current participants in the 1998 Plan. Increasing the number of shares of Common Stock available for issuance under the 1998 Plan to include the number of shares remaining or later becoming available under the 1994 and 1996 Plans is intended to simplify the administration of the Company's Stock Plans.

         The Board of Directors initially specifically reserved 500,000 shares of Common Stock for issuance under the 1998 Plan. As of December 31, 1999, 500,000 shares have been issued or are subject to Incentive Awards currently outstanding under the 1998 Plan. Since January 1, 2000, the Compensation Committee granted additional Incentive Awards with respect to 457,500 shares of Common Stock under the 1998 Plan, that are subject to shareholder approval of this proposal. See "Awards Under the 1998 Plan" and "New Plan Benefits," below. If this proposal is approved, 292,500 shares of Common Stock will be available for future grants under the 1998 Plan, not including shares later becoming available as a result of cancellations or forfeitures under the 1994 and 1996 Plans.

         The 1994 and 1996 Stock Plans both included non-employee directors as eligible participants, whereas the 1998 Plan does not. The Company desires to issue all future awards pursuant to a single plan, and therefore requires the inclusion of non-employee directors as eligible participants in the 1998 Plan.

         The 1998 Plan was originally structured with a provision designed to comply with Section 162(m) of the Internal Revenue Code, which limited the number of options that could be granted in any one year to any one person to 150,000. The Company desires to increase this limit to 200,000 to allow greater flexibility in the granting of options to key executives.

SUMMARY OF THE 1998 STOCK PLAN, AS AMENDED

         The major features of the 1998 Plan, as amended, are included in the following summary that is qualified in its entirety by reference to the actual text of the 1998 Plan. The Company will furnish without charge a copy of the amended 1998 Plan to any shareholder of the Company as of March 17, 2000, upon receipt from any such person of an oral, written or electronic mail request for the 1998 Plan. Such request should be sent to the Company at Applied Biometrics, Inc., 501 East Highway 13, Suite 108, Burnsville, Minnesota 55337, Attn:
Shareholder Relations, telephone at (612) 890-1123, or by electronic mail at contact@abi-med.com.

         GENERAL

         The purpose of the 1998 Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

         The 1998 Plan is administered by the Board of Directors or by a Committee appointed by the Board, consisting of at least two directors, all of who are "Outside Directors" and "Non-Employee Directors" as defined in the 1998 Plan. The Committee has the power to determine when and to whom options will be granted, the term of each option, the number of shares covered by it and other terms and conditions of each option, construe and interpret the 1998 Plan, and establish and amend any rules and regulations it deems necessary or desirable for the proper administration of the 1998 Plan.

         Eligible recipients of Incentive Awards under the 1998 Plan, as amended, include all officers and employees of the Company or any subsidiary, any non-employee directors, and consultants of the Company or any subsidiary. As of December 31, 1999, approximately 25 persons were eligible to participate in the 1998 Plan. The Company intends that Incentive Awards be granted under the 1998 Plan to those eligible persons who are performing vital service in the management, operations and development of the Company or a subsidiary and significantly contribute to the achievement of long-term, corporate economic objectives.

         There is no express limitation on the duration of the 1998 Plan, except for the requirement of the Internal Revenue Code of 1986, as amended, that all incentive stock options must be granted within ten years from the date the Plan is approved by the shareholders.

         The 1998 Plan may be amended without the approval of the Company's shareholders unless such approval is otherwise required by Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code or other regulatory requirements.

         OPTIONS

         The Committee may grant stock options that qualify as "incentive stock options" under the Internal Revenue Code or as "non-statutory options" in such form and upon such terms as the Committee may approve from time to time. Options will become exercisable at such times and in such installments as determined by the Committee and may be exercised in whole or in part from time to time thereafter, subject to the terms and conditions set forth in the 1998 Plan. Stock options granted under the 1998 Plan may be exercised during their respective terms as determined by the Committee. Both Incentive Options and Non-Statutory Options must be granted with an exercise price equal to at least the fair market value of the Common Stock on the date of grant (or, in the case of a recipient of an Incentive Stock Option owning more than 10% of the total combined voting power of all classes of stock of the Company, at least equal to 110% of the fair market value on the date of grant).

         For Incentive Stock Options, the aggregate fair market value (determined at the time the Incentive Stock Options are granted) of shares of Common Stock with respect to which incentive stock options become exercisable for the first time by a participant during any calendar year may not exceed $100,000. On March 10, 2000, the closing price of a share of Company Common Stock as reported by the Nasdaq SmallCap Market was $3.688. Incentive Stock Options have a maximum term fixed by the Committee, not to exceed 10 years from the date of grant (five years in the case of Incentive Stock Options granted to participants owning more than 10% of the total combined voting power of all classes of stock of the Company). Non-statutory options have a maximum term fixed by the Committee, not to exceed 10 years from the date of grant.

         Payment of an Option exercise price will be made entirely in cash; provided however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a broker exercise notice, a promissory note, previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise equal to the payment required, or by a combination of such methods. Under the terms of the 1998 Plan, payment of the exercise price of an Incentive Stock Option using previously owned shares may only be authorized at the time of grant. The Committee may also, in its sole discretion and upon terms and conditions established by the Committee, permit or require a participant to satisfy, in whole or in part, any withholding or employment-related tax obligation by tender of a broker exercise notice, a promissory note, previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise equal to the payment required, or by a combination of such methods.

         Options may not be transferred other than by will or the laws of descent and distribution or to a beneficiary designated by the participant or as otherwise expressly permitted with respect to transfer to Immediate Family Members as provided in the 1998 Plan, and during the lifetime of a participant may be exercised only by the participant. To the extent that any Incentive Option granted under the 1998 Plan ceases for any reason to qualify as an "incentive stock option" for purposes of the federal tax laws, such option will continue to be outstanding for purposes of the 1998 Plan as a Non-Statutory Option.

         STOCK APPRECIATION RIGHTS

         Stock Appreciation Rights may be granted in conjunction with all or part of any Option granted. Under the 1998 Plan, in the case of a Non-Qualified Option, such rights may be granted at or after the time of grant of the Option. In the case of an Incentive Option, such rights may be granted only at the time of the grant of the Option. Stock Appreciation Rights entitle an optionee to surrender all or a portion of the underlying Option in exchange for an amount in cash or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Option. A Stock Appreciation Right granted with respect to a given Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right.

         RESTRICTED STOCK AWARDS

         Restricted Stock Awards are grants to participants of shares of Common Stock that are subject to restrictions on transferability and subject to the possibility of forfeiture under terms and conditions set by the Committee. The Committee may impose such restrictions or conditions, not inconsistent with the 1998 Plan, as the Committee may deem appropriate, including, without limitation, that the participant remain continuously employed by the Company for a period of time or that the participant or the Company satisfy certain performance goals or criteria. Unless otherwise provided by the Committee in the exercise of its sole discretion, participants holding Restricted Stock Awards will have voting and liquidation rights with respect to the number of shares of Common Stock underlying the Restricted Stock Awards as if the participant were the holder of such number of shares of Common Stock, but any dividends and distributions with respect to such shares of unvested Common Stock will be subject to the same restrictions as the shares.

         DEFERRED STOCK AWARDS AND OTHER STOCK AWARDS

         The Committee may also grant Common Stock, other stock-based, and non stock-based awards under the 1998 Plan including, without limitation, Deferred Stock Awards providing for the issuance of Common Stock on conditions set by the Committee at the end of a specified deferral period.

         EFFECT OF TERMINATION OF EMPLOYMENT

         If a participant ceases to be employed by or render services to the Company and all subsidiaries due to death, Disability (as defined below) or Retirement (as defined below), (i) all exercisable Options will remain exercisable for a period of three years (or such shorter period as the Committee shall specify at grant) from the date of such death, Disability or Retirement or until the expiration of the stated term of the option, whichever period is shorter, and (ii) any Restricted Stock Awards or Deferred Awards then subject to restrictions will be forfeited, except that such restrictions may be waived, in whole or in part, in the Committee's sole discretion. For purposes of the 1998 Plan, "Disability" means permanent and total disability as determined by the Committee and "Retirement" means retirement from active employment with the Company and any subsidiary or parent corporation of the Company on or after age 55.

         If a participant's employment is terminated, all rights of the participant under the 1998 Plan and any Incentive Awards will immediately terminate without notice of any kind, and no Options then held by the participant will thereafter be exercisable and all outstanding Restricted Stock Awards and Deferred Stock Awards that have not vested as of such termination will generally be terminated and forfeited. However, if a participant's termination is due to any reason other than termination by the Company or any subsidiary for "cause," all outstanding Options then held by the participant will remain exercisable to the extent exercisable as of such termination for a period of three months thereafter (but in no event after the expiration date of any such Option). "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation the Company. In its discretion, the Committee may also waive restrictions remaining on Restricted Stock Awards or Deferred Stock Awards upon termination where it finds it to be in the best interests of the Company to do so.

         CHANGE IN CONTROL OF THE COMPANY

         Unless otherwise provided in an agreement evidencing an Incentive Award, in the event of a "Change in Control" of the Company (as defined below),
(i) all outstanding Options will become immediately exercisable in full and remain exercisable for a period specified by the Company, and (ii) all restrictions with respect to Restricted Stock Awards will lapse on the date determined by the Committee, in each case not to exceed sixty (60) days prior to or subsequent to the occurrence of a Change in Control.

         For purposes of the 1998 Plan, a "Change in Control" of the Company will be deemed to have occurred, among other things, upon (1) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (2) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity, or (3) the transfer of substantially all of the assets of the Company or the acquisition of beneficial ownership of more than 50% of any class of equity security of the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on current statutes, regulations, and interpretations. The description does not include foreign, state, or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to directors, officers, greater than 10% shareholders of the Company, or to any individual participant who receives an Incentive Award.

         INCENTIVE OPTIONS

         There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to an employee of an Incentive Option under the 1998 Plan. The exercise by a participant of an Incentive Option also will not result in any federal income tax consequences to the Company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price. If the participant disposes of the Incentive Option shares acquired upon exercise of the Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the participant exercised the Incentive Option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

         If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the Incentive Option, or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as a long-term or short-term capital gain or loss, depending on the holding period.

         NON-STATUTORY OPTIONS

         Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Statutory Option. Upon exercise of a Non-Statutory Option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

         At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Statutory Option, any gain or loss will be a capital gain or loss. Whether such capital gain or loss will be long-term or short-term capital gain or loss depends on the holding period. In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Statutory Option for any amounts includable in the taxable income of the participant as ordinary income, provided the Company complies with any applicable withholding requirements.

         RESTRICTED STOCK AWARDS

         With respect to shares issued pursuant to a Restricted Stock Award that are not subject to a substantial risk of forfeiture, a participant will include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer. With respect to shares that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after the shares are transferred to such participant to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The Company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of transfer of the Restricted Stock Award.

         A participant who does not make a Section 83(b) election within 30 days of the transfer of a Restricted Stock Award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Restricted Stock Award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

         EXCISE TAX ON PARACHUTE PAYMENTS

         The Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders, or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company. For example, acceleration of the exercisability of Options or the vesting of Restricted Stock Awards upon a change in control of the Company may constitute parachute payments, and in certain cases, "excess parachute payments."

         SECTION 162(m)

         Under Section 162(m) of the Code, the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies is limited to $1,000,000. Compensation for this purpose generally includes any items of compensation expense described above in connection with Incentive Awards under the 1998 Plan. However, certain types of compensation are exempt from this limit, including compensation that qualifies as "performance-based compensation." Under Section 162(m), any compensation expense resulting from the exercise of Options under the 1998 Plan with exercise prices equal to (or greater than) the fair market value of the Common Stock on the date of grant should qualify as "performance-based compensation" excepted from the limit of
Section 162(m). However, compensation expense in connection with any other Incentive Awards under the 1998 Plan will be subject to this limit.

AWARDS UNDER THE 1998 PLAN

         As of December 31, 1999, the Company has granted Options under the 1998 Plan as follows: Mr. Weiss, 144,372 shares; Mr. Marino, 150,000 shares, all executive officers of the Company as a group, 366,372 shares; and non-executive employees of the Company as a group, 110,478 shares. None of the other nominees for director have received Options under the 1998 Plan, except as disclosed below. As disclosed below under "New Plan Benefits," the Board of Directors granted Mr. Weiss Options covering 175,000 shares of Common

Stock, all executive officers of the Company as a group Options covering 345,000 shares of Common Stock, and non-executive directors of the Company as a group Options covering 90,000 shares of Common Stock subject to shareholder approval of the proposal. See "Executive Compensation - Compensation Committee Report on Executive Compensation." As a result of these grants, Mr. Weiss, the other executive officers and the non-executive directors may benefit from the approval of the above proposal to amend the 1998 Plan.

NEW PLAN BENEFITS

         The following table sets forth, to the extent determinable, the benefits under the 1998 Plan described in the above proposal which may be received by each of the following upon shareholder approval of such proposal:
(a) each of the executive officers of the Company named in the Summary Compensation Table above; (b) executive officers of the Company as a group; (c) directors of the Company who are not executive officers as a group; and (d) Company employees who are not executive officers as a group.

                                                      Underlying Shares
                                                      -----------------
                                                           Options
                                                           -------
         Mr. Weiss
              PRESIDENT AND CHIEF EXECUTIVE OFFICER             175,000
         Executive Officers as a Group                          345,000
         Non-Executive Directors as a Group                      90,000
         Non-Executive Employees as a Group                      22,500

         As he is no longer an officer or employee of the Company, Mr. Marino will not receive further Incentive Awards under the 1998 Plan. Neither the number nor types of any future Incentive Awards to be received by or allocated to any other participants under the 1998 Plan is presently determinable.


         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                            ADOPTION OF PROPOSAL 2.

                              APPROVAL OF AUDITORS
                                (PROPOSAL NO. 3)

CHANGE IN ACCOUNTANTS

         Effective October 18, 1999, the Company dismissed PricewaterhouseCoopers LLP and engaged Ernst & Young LLP as the principal accountant to audit the Company's financial statements, beginning with its financial statements for the year ending December 31, 1999. The Company did not consult with Ernst & Young LLP during fiscal 1997 or 1998 or any subsequent interim period prior to October 18, 1999 with respect to the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered on the Company's financial statements or any "disagreement" or "reportable event" as described in Item 304(a)(2)(ii) of Regulation S-K under the Securities Exchange Act. The decision to change accountants was approved by the Company's Board of Directors.

         Neither of the reports of PricewaterhouseCoopers LLP on the financial statements of the Company for fiscal 1997 and 1998 contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the Company's fiscal years ending December 31, 1997 and 1998, and each subsequent interim period preceding October 18, 1999 which, if not resolved to PricewaterhouseCoopers LLP's satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement(s) in connection with their reports. No "reportable events," as identified in Regulation S-K, Item 304(a)(1)(v) under the Securities Exchange Act, occurred during fiscal 1997 or 1998 or any subsequent interim period preceding October 18, 1999.

         The Company has provided a copy of this disclosure to PricewaterhouseCoopers LLP and to Ernst & Young LLP, and has received confirmation of each such firms' agreement with the statements made above.


RATIFICATION OF ERNST & YOUNG LLP

         The Board of Directors has reappointed Ernst & Young LLP as the Company's auditors for the current fiscal year and shareholder approval of the appointment, although not required, is requested. In the event the shareholders should not approve the appointment of Ernst & Young LLP, the Board of Directors will consider an alternative appointment to be effective at the earliest feasible time.

         A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
               APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                      PROPOSALS FOR THE NEXT ANNUAL MEETING

         Shareholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Shareholders must be received by the Company on or before January 10, 2001 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

         A shareholder who wishes to make a proposal at the next Annual Meeting without including the proposal in the Company's Proxy Statement must notify the Company by March 25, 2001. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Company for the next Annual Meeting will have discretionary authority to vote on the proposal.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.
         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, or with respect to, the period ended December 31, 1999: (1) Mr. Steve Wedan, Vice President, Engineering of the Company, failed to file on a timely basis a report on Form 3 required by Section 16 of the Exchange Act, reporting his appointment as an executive officer of the Company. Mr. Wedan also failed to file on a timely basis a report on Form 4 required by Section 16 of the Exchange Act, relating to his purchase of 3,000 shares of Common Stock; (2) Mr. Joshua Baltzell, Vice President, Sales and Marketing, failed to file on a timely basis a report on Form 3 reporting his appointment as an executive officer of the Company and the grant of stock options to Mr. Baltzell in connection with his employment. Mr. Baltzell also failed to file on a timely basis a report on Form 4 relating to his purchase of 2,500 shares of Common Stock; (3) Ms. Camille Meyer, Vice President, Finance and Chief Financial Officer, failed to file on a timely basis a report on Form 4 relating to her purchase of 1,000 shares of Common Stock; (4) Ms. Elizabeth Kempen, Vice President, Quality Assurance, Regulatory and Clinical Affairs, failed to file on a timely basis a report on Form 4 relating to her purchase of 500 shares of Common Stock; (5) Mr. Vic Fabano, Vice President, Operations, failed to file on a timely basis a report on Form 4 relating to his purchase of 500 shares of Common Stock; (6) Mr. Andrew Weiss, President and Chief Executive Officer, failed to file on a timely basis a report on Form 4 relating to his purchase of 2,500 shares of Common Stock; (7) Mr. Norman Dann, director, failed to file on a timely basis a report on Form 4 relating to his purchase of 5,000 shares of Common Stock; (8) Mr. Jeffrey Green, director, failed to file on a timely basis a report on Form 4 relating to his purchase of 5,000 shares of Common Stock; and (9) Dr. Demetre Nicoloff, M.D., Ph.D., director, failed to file on a timely basis a report on Form 4, relating to his purchase of 5,000 shares of Common Stock.

                                 OTHER BUSINESS

         The management of the Company knows of no matters other than the foregoing to be brought before the Annual Meeting. However, it is intended that the discretionary authority given in the enclosed proxy will be exercised in the event that any additional matters should be presented.

         The Company's Annual Report on Form 10-K to the Securities and Exchange Commission for the fiscal year ended December 31, 1999 is enclosed herewith.

                                        By Order of the Board of Directors,

                                        /s/ Andrew M. Weiss

                                        Andrew M. Weiss
                                        CHIEF EXECUTIVE OFFICER AND PRESIDENT

                            APPLIED BIOMETRICS, INC.
                                 1998 STOCK PLAN
                       as amended through January 1, 2000

                                TABLE OF CONTENTS


SECTION 1.  General Purpose of Plan; Definitions...............................3

SECTION 2.  Administration.....................................................5

SECTION 3.  Stock Subject to Plan..............................................6

SECTION 4.  Eligibility........................................................7

SECTION 5.  Stock Options......................................................7

SECTION 6.  Stock Appreciation Rights.........................................10

SECTION 7.  Restricted Stock..................................................11

SECTION 8.  Deferred Stock Awards.............................................13

SECTION 9.  Other Awards......................................................14

SECTION 10.  Transfer, Leave of Absence, etc..................................14

SECTION 11.  Amendments and Termination.......................................14

SECTION 12.  Unfunded Status of Plan..........................................15

SECTION 13.  General Provisions...............................................15

                            APPLIED BIOMETRICS, INC.
                                 1998 STOCK PLAN


         SECTION 1. General Purpose of Plan; Definitions

The name of this plan is the Applied Biometrics, Inc. 1998 Stock Plan (the "Plan"). The purpose of the Plan is to enable Applied Biometrics, Inc. (the "Company") and its Subsidiaries to retain and attract executives and other key employees, non-employee directors and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         a. "Agreement" means an agreement by and between the Company and an optionee or recipient of an award under the Plan setting forth the terms and conditions of the option or award.

         b.       "Board" means the Board of Directors of the Company.

         c. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

         d.       "Code" means the Internal Revenue Code of 1986, as amended.

         e. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

         f. "Company" means Applied Biometrics, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

         g. "Consultant" means any person, including an advisor, engaged by the Company or a Parent Corporation of Subsidiary of the Company to render services, who is compensated for such services and who is not an employee of the Company or any Parent Corporation or Subsidiary of the Company.

         h. "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

         i. "Disability" means permanent and total disability as determined by the Committee.

         j. "Fair Market Value" means the value of Stock on any given date which shall be determined by the Committee as follows: (a) if the Stock is listed for trading on one or more national securities exchanges, or is traded on the Nasdaq Stock Market or the Nasdaq Small Cap Market, the last reported sales price on the principal such exchange, the Nasdaq Stock Market or the Nasdaq Small Cap Market on the date in question, or if such Stock shall not have been traded on any principal exchange or market on such date, the last reported sales price on such principal exchange, the Nasdaq Stock Market or the Nasdaq Small Cap Market, on the first day prior thereto on which such Stock was so traded; or (b) if the Stock is not listed for trading on a national securities exchange, the Nasdaq Stock Market or the Nasdaq Small Cap Market, but is traded in the over-the-counter market, the closing bid price for such Stock on the day prior to the date in question, or if there is no closing bid price for such Stock on such day, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) nor (b) is applicable, by any means fair and reasonable by the Committee, which determination shall be final and binding on all parties."

         k. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         l. "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934.

         m. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

         n. "Other Awards" means those awards granted pursuant to Section 9 hereof.

         o. "Outside Director" means a Director who: (a) is not a current employee of the Company or any member of an affiliated group which includes the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for good or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

         p. "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         q. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 7 below.

         r. "Retirement" means retirement from active employment or engagement with the Company and any Subsidiary or Parent Corporation of the Company on or after age 55.

         s. "Stock" means the Common Stock, $.01 par value per share, of the Company.

         t. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

         u. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

         v. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         SECTION 2. Administration.

         The Plan shall be administered by the Board of Directors or by a Committee appointed by the Board of Directors of the Company consisting of at least two Directors, all of whom shall be Non-Employee Directors and Outside Directors, who shall serve at the pleasure of the Board.

         The Committee shall have the power and authority to grant to eligible optionees and participants, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock awards, or (v) Other Awards.

         In particular, the Committee shall have the authority:

         (i) to select the optionees and participants to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock awards and/or Other Awards may from time to time be granted hereunder;

         (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock awards and/or Other Awards, or a combination of the foregoing, are to be granted hereunder;

         (iii) to determine the number of shares to be covered by each such award granted hereunder;

         (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto), provided, however, that in the event of a merger or asset sale, the applicable provisions of Section 5(c) of the Plan shall govern the acceleration of the vesting of any Stock Option; and

         (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate to officers of the Company the authority to exercise the powers specified in (i), (ii), (iii), (iv) and (v) above with respect to persons who are not either the chief executive officer of the Company or the four highest paid officers of the Company other than the chief executive officer.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         SECTION 3. Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,250,000 shares, plus any shares of Common Stock which, as of the date that this Plan (as amended through January 1, 2000) is approved by the Company's shareholders, are reserved for issuance under the Company's 1994 Amended Stock Plan and 1996 Stock Plan and which are not thereafter issued or which have been issued but are subsequently forfeited or cancelled and which would otherwise have been available for further issuance under such plans. Such shares may consist, in whole or in part, of authorized and unissued shares.

         Subject to paragraph (b)(iv) of Section 6 below, if any shares that have been optioned ceased to be subject to Options, or if any shares subject to any Restricted Stock or Deferred Stock award or Other Award granted hereunder are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan. Upon a Stock-for-Stock exercise of a Stock Option or upon the withholding of Stock for the payment of the option price or taxes, only the net number of shares issued to the optionee shall be used to calculate the number of shares remaining available for distribution under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan, and in the number of shares subject to Restricted Stock or Deferred Stock awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option.

         SECTION 4. Eligibility.

         Officers, other key employees of the Company and Subsidiaries, non-employee directors and Consultants who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards or Other Awards under the Plan. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

         Notwithstanding the foregoing, no person shall receive grants of Stock Options, Restricted and Deferred Stock under this Plan which exceed 200,000 shares during any fiscal year of the Company.

         SECTION 5. Stock Options.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after June 1, 2008.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options (in each case with or without Stock Appreciation Rights). To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option or a Non-Qualified Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Notwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, for a period specified by the Company, but not to exceed sixty (60) days prior to or subsequent to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or the acquisition of beneficial ownership of more than 50% of any class of equity security of the Company.

         (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee at the time of grant or exercise, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (which in the case of Stock acquired upon exercise of an option have been owned for more than six months on the date of surrender)(based on the Fair Market Value of the Stock on the date immediately preceding the date the option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in paragraph (a) of Section 13.

         (e) Non-transferability of Options.

                  (i) Subject to Section 5(e)(ii) below, no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (ii) The Committee may, in its discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to (A) the spouse, children or grandchildren of the optionees ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) a partnership or partnerships in which such Immediate Family Members are the only partners, provided that (1) there may be no consideration for any such transfer, (2) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5(e)(ii), and (3) subsequent transfers of transferred options shall be prohibited except those in accordance with
         Section 5(e)(i). Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "optionee" herein shall in such event be deemed to refer to the transferee, except that the events of termination of employment of Sections 5(f), 5(g), 5(h) and 5(i) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified in such Sections.

         (f) Termination by Death. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (g) Termination by Reason of Disability. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three years (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (h) Termination by Reason of Retirement. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after three years (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates for any reason other than death, Disability or Retirement, the Stock Option may be exercised to the extent it was exercisable at such termination for the lesser of three months or the balance of the option's term. In the event of a termination of employment other than for death, Disability or Retirement and if pursuant to its terms any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option. In the event the optionee is terminated for Cause by the Company or any Subsidiary or Parent Corporation, the Stock Option shall thereupon terminate.

         (j) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         SECTION 6. Stock Appreciation Rights.

         (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of the option.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                  (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
         Section 5 and this Section 6 of the Plan.

                  (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment; provided the Committee may not require the optionee to receive more than 50% of the aggregate value of such Stock Appreciation Rights in shares of Stock.

                  (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5 of the Plan.

                  (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued or issuable under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                  (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Option.

                  (vi) Each award shall be confirmed by, and subject to the terms of, a Stock Appreciation Rights Agreement executed by the Company and the participant.

         SECTION 7. Restricted Stock.

         (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an Agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

                  (i) Each participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Applied Biometrics, Inc. 1998 Stock Plan and an Agreement entered into between the registered owner and Applied Biometrics, Inc. Copies of such Plan and Agreement are on file in the offices of Applied Biometrics, Inc., 501 East Highway 13, Suite 108, Burnsville, MN 55337.

                  (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

                  (i) Subject to the provisions of this Plan and the award Agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. In no event shall the Restriction Period be less than one (1) year. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

                  (ii) Except as provided in paragraph (c)(i) of this Section 7, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock (to the extent shares are available under Section 3 and subject to paragraph
         (g) of Section 13). Certificates for shares of unrestricted Stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock.

                  (iii) Subject to the provisions of the award Agreement and paragraph (c)(iv) of this Section 7, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

                  (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause), including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

                  (v) Notwithstanding the foregoing, all restrictions with respect to any participant's shares of Restricted Stock shall lapse on the date determined by the Committee, but in no event more than sixty
         (60) days prior to or subsequent to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or the acquisition of beneficial ownership of more than 50% of any class of equity security of the Company.

         SECTION 8. Deferred Stock Awards.

         (a) Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and Subsidiaries to whom and the time or times at which Deferred Stock shall be awarded, the number of Shares of Deferred Stock to be awarded to any participant or group of participants, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the award in addition to those contained in paragraph (b) of this Section 8. The Committee may also condition the grant of Deferred Stock upon the attainment of specified performance goals. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

         (b) Terms and Conditions.

                  (i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. In no event shall the Deferral Period be less than one (1) year. At the expiration of the Deferral Period (or Elective Deferral Period, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

                  (ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock or otherwise reinvested, all as determined at the time of the award by the Committee, in its sole discretion.

                  (iii) Subject to the provisions of the award Agreement and paragraph (b)(iv) of this Section 8, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Stock in question shall be forfeited by the participant.

                  (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause) including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant's Deferred Stock.

                  (v) A participant may elect to further defer receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made prior to completion of one half of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

                  (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock Agreement executed by the Company and the participant.

         SECTION 9. Other Awards.

         The Committee may from time to time grant Stock, other Stock based and non-Stock based awards under this Plan including without limitations those awards pursuant to which shares of Stock are or in the future may be acquired, awards denominated in Stock units, securities convertible into Stock, phantom securities and dividend equivalents. The Committee shall determine the terms and conditions of such Stock, Stock based and non-Stock based awards provided that such awards shall not be inconsistent with the terms of this Plan.

         SECTION 10. Transfer, Leave of Absence, etc

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

         (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

         (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

         SECTION 11. Amendments and Termination

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock or other Stock-based award theretofore granted, without the optionee's or participant's consent, or (ii) which without the approval of the stockholders of the Company would cause the Plan to no longer comply with Section 422 of the Code or any other regulatory requirements.

         The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.

         SECTION 12. Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         SECTION 13. General Provisions.

         (a) All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock, Deferred Stock or other Stock-based awards shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         (b) Subject to paragraph (d) below, recipients of Restricted Stock, Deferred Stock and other Stock-based awards under the Plan (other than Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

         (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 13(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings and in the event shares are withheld, the amount withheld may not exceed the minimum required federal, state and FICA withholding amount.

         (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company pursuant to which any participant who, at any time within a specified period after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company, shall be required to offer to the Company any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

         (f) The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase, or require the forfeiture of, shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company or any Subsidiary or Parent Corporation, directly or indirectly competes with, or is employed by a competitor of, the Company or any Subsidiary or Parent Corporation.

         (g) The reinvestment of dividends in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if the Committee (or the Company's chief financial officer) certifies in writing that under Section 3 sufficient shares are available for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

         SECTION 14. Effective Date of Plan.

         The Plan shall be effective on the date it is adopted by the Board of Directors.

                             ----------------------


Adopted by the Board of Directors -- June 1, 1998.
Approved by the Shareholders -- June 12, 1998.
Amended by the Board of Directors January 1, 2000.

                                      PROXY
                            APPLIED BIOMETRICS, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 9, 2000

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

        The undersigned hereby appoints Andrew M. Weiss, Chief Executive Officer and Camille M. Meyer, Vice-President, Finance, Chief Financial Officer and Secretary of the Company (the "Proxies"), each with the power to appoint their substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Applied Biometrics, Inc., held of record by the undersigned on March 17, 2000, at the Annual Meeting Of Shareholders to be held on May 9, 2000, or any adjournment thereof.

   (1) ELECTION OF     |_| FOR all nominees listed below     |_| AGAINST all
       DIRECTORS:          (except as marked below)              nominees listed
                                                                 below

         Andrew M. Weiss, Demetre Nicoloff, M.D., Ph.D., Jeffrey W. Green
                                 and Norman Dann

       (INSTRUCTION: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


   -----------------------------------------------------------------------------

   (2) PROPOSAL TO AMEND THE COMPANY'S 1998 STOCK OPTION PLAN:

       |_| FOR             |_| AGAINST            |_| ABSTAIN


   (3) PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR:

       |_| FOR             |_| AGAINST            |_| ABSTAIN


   (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


         (continued, and to be completed and signed on the reverse side)

                         (continued from the other side)


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 2 AND 3 AND FOR EACH OF THE NOMINEES IN PROPOSAL 1.


                                 Dated: ____________________________, 2000


                                 Signed:____________________________
                                           Signature of Shareholder


                                 Signed:____________________________
                                           Signature of Shareholder



    Please vote, date and sign this proxy as your name is printed above and return it promptly using the enclosed envelope. When signing as attorney, executory administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.